UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________
Form 8-K/A
______________________

Amendment No. 1
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 24, 2015
______________________
Griffin Capital Essential Asset REIT II, Inc.
(Exact name of registrant as specified in its charter)

_______________________
Commission File Number: 333-194280

MD	46-4654479
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)
(310) 469-6100
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
 _______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Griffin Capital Essential Asset REIT II, Inc., a Maryland corporation (the “Registrant”), hereby amends its Current Report on Form 8-K filed on June 29, 2015, for the purpose of filing the pro forma financial information required by Item 9.01 of Form 8-K with respect to the Registrant’s acquisition of a property located in Parsippany, New Jersey in accordance with Article 11 of Regulation S-X.
In accordance with Article 11 of Regulation S-X, the Registrant hereby files the following unaudited pro forma financial information.
Item 9.01. Financial Statements

Page

(b) Unaudited Pro Forma Consolidated Financial Information

• Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2014	4

• Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2015	5

• Notes to Unaudited Pro Forma Consolidated Financial Statements	6

GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC.
UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS
On June 26, 2015, the Registrant acquired a three story Class "A" office property consisting of approximately 203,500 rentable square feet located in Parsippany, New Jersey (the "Wyndham property"). The Wyndham property is leased in its entirety to Wyndham Worldwide Operations ("Wyndham"). The purchase price for the Wyndham property was $81.4 million, plus closing costs. The acquisition was funded with proceeds from the Registrant's public offering, a draw of $48.8 million pursuant to the Registrant's revolving credit facility with a syndicate of lenders under which KeyBank, N.A. serves as administrative agent and JPMorgan Chase Bank, N.A. serves as syndication agent (the "Revolving Credit Facility"), and approximately $32.6 million in proceeds from a preferred equity investment (the "Preferred Equity Investment") made by an affiliate of the Registrant’s sponsor into Griffin Capital Essential Asset Operating Partnership II, L.P., the operating partnership (the "Operating Partnership") of the Registrant, in exchange for preferred units of limited partnership interest in the Operating Partnership (the "Preferred Units"). The Registrant's advisor earned approximately $1.6 million in acquisition fees in connection with the acquisition of the Wyndham property. The Registrant incurred acquisition expenses of approximately $1.1 million in connection with the acquisition of the Wyndham property, of which less than $0.1 million was paid to the advisor. Since the Wyndham property is leased to a tenant on a long-term basis under a triple-net lease, the Registrant believes that financial information about the parent company of the tenant is more relevant to investors than the financial statements of the property acquired. Wyndham Worldwide Corporation, the parent company of Wyndham, is a public company which currently provides its financial statements in reports to investors. These reports can be found on the Securities and Exchange Commission's website at www.sec.gov.
An unaudited pro forma consolidated balance sheet is not presented as the Wyndham property acquisition is already reflected in the most recently filed balance sheet as of June 30, 2015.
The unaudited pro forma consolidated statements of operations of the Registrant for the year ended December 31, 2014 and six months ended June 30, 2015, are presented as if (1) the Owens Corning property (acquired by the Registrant on March 9, 2015), Westgate II property (acquired by the Registrant on April 1, 2015), American Express Center property (acquired by the Registrant on May 11, 2015), and Wyndham property (acquired by the Registrant on June 26, 2015) were acquired from unaffiliated third parties as of January 1, 2014; (2) the Westgate II property, American Express Center property, and Wyndham property were financed with $30.0 million, $45.7 million, and $48.8 million draws, respectively, pursuant to the Revolving Credit Facility; and (3) the issuance of approximately $32.6 million of Preferred Units to acquire the Wyndham property as of January 1, 2014.
The unaudited pro forma consolidated statements of operations for the year ended December 31, 2014 and the six months ended June 30, 2015 should be read in conjunction with the audited consolidated financial statements of the Registrant and accompanying notes thereto included in the Registrant’s annual report filed on Form 10-K for the year ended December 31, 2014 and the unaudited consolidated financial statements of the Registrant and accompanying notes thereto included in the Registrant's quarterly report filed on Form 10-Q for the six months ended June 30, 2015 and the Registrant's Form 8-Ks filed on March 12, 2015, April 7, 2015, and May 15, 2015 relating to the acquisitions of the Owens Corning, Westgate II, and American Express Center properties. In the Registrant’s opinion, all adjustments necessary to reflect the effects of the properties acquired, the respective debt incurred, and the Preferred Units issued have been made.
The unaudited pro forma consolidated statements of operations for the year ended December 31, 2014 and for the six months ended June 30, 2015 are not necessarily indicative of what the actual operating results would have been had the properties been acquired on January 1, 2014, nor do they purport to represent the Registrant's future operating results.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC.
UNAUDITED PRO FORMA
CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2014

	Historical	Owens Corning Historical	Westgate II Historical	American Express Center Historical	Wyndham Historical	Pro Forma Adjustments		Pro Forma
Revenue:
Rental income	$—	$345,000	$3,389,982	$5,428,404	$5,071,370	$5,463,408	a	$19,698,164
Property tax recovery	—	62,568	764,475	945,127	979,562	—		2,751,732
Property insurance recovery	—	—	54,267	—	—	—		54,267
Total revenue	—	407,568	4,208,724	6,373,531	6,050,932	5,463,408		22,504,163
Expenses:
Asset management fees to affiliates	—	—	—	—	—	2,354,000	b	2,354,000
Property management fees to affiliates	—	—	—	—	—	141,005	c	141,005
Property operating	—	—	54,267	—	—	—		54,267
Property tax	—	62,568	764,475	945,127	979,562	—		2,751,732
Acquisition fees and expenses to non-affiliates	—	—	—	—	—	—		—
Acquisition fees and expenses to affiliates	—	—	—	—	—	—		—
General and administrative	438,806	—	—	—	—	—		438,806
Depreciation and amortization	—	—	—	—	—	11,842,624	e	11,842,624
Total expenses	438,806	62,568	818,742	945,127	979,562	14,337,629		17,582,434
Income (loss) from operations	(438,806)	345,000	3,389,982	5,428,404	5,071,370	(8,874,221)		4,921,729
Other expense:
Interest expense	(55,786)	—	—	—	—	(2,290,800)	f	(2,346,586)
Net income (loss)	(494,592)	345,000	3,389,982	5,428,404	5,071,370	(11,165,021)		2,575,143
Distributions to redeemable preferred unit holders						(1,525,924)	g	(1,525,924)
Less: Net (income) loss attributable to noncontrolling interests	57,976					(63,622)	h	(5,646)
Net income (loss) attributable to common stockholders	$(436,616)							$1,043,573
Net income (loss) attributable to common stockholders, basic and diluted	$(2.90)							$0.28
Weighted average number of common shares outstanding, basic and diluted	150,623							3,696,976
See accompanying notes.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC.
UNAUDITED PRO FORMA
CONSOLIDATED STATEMENT OF OPERATIONS
Six Months Ended June 30, 2015

	Historical	Owens Corning Historical	Westgate II Historical	American Express Center Historical	Wyndham Historical	Pro Forma Adjustments		Pro Forma
Revenue:
Rental income	$3,198,027	$66,218	$939,978	$1,960,257	$2,510,020	$1,923,617	a	$10,598,117
Property tax recovery	402,607	11,773	191,128	487,704	489,781	—		1,582,993
Property insurance recovery	—	—	27,133	—	—	—		27,133
Total revenue	3,600,634	77,991	1,158,239	2,447,961	2,999,801	1,923,617		12,208,243
Expenses:
Asset management fees to affiliates	368,959	—	—	—	—	878,141	b	1,247,100
Property management fees to affiliates	26,023	—	—	—	—	54,924	c	80,947
Property operating	42,202	—	27,133	—	—	—		69,335
Property tax	377,302	11,773	191,128	487,704	489,781	—		1,557,688
Acquisition fees and expenses to non-affiliates	2,278,188	—	—	—	—	(2,278,188)	d	—
Acquisition fees and expenses to affiliates	7,521,068	—	—	—	—	(7,521,068)	d	—
General and administrative	1,090,633	—	—	—	—	—		1,090,633
Depreciation and amortization	1,877,323	—	—	—	—	4,260,345	e	6,137,668
Total expenses	13,581,698	11,773	218,261	487,704	489,781	(4,605,846)		10,183,371
Income (loss) from operations	(9,981,064)	66,218	939,978	1,960,257	2,510,020	6,529,463		2,024,872
Other expense:
Interest income	232	—	—	—	—	—		232
Interest expense	(843,465)	—	—	—	—	(878,140)	f	(1,721,605)
Net income (loss)	(10,824,297)	66,218	939,978	1,960,257	2,510,020	5,651,323		303,499
Distributions to redeemable preferred unit holders	(21,193)					(741,769)	g	(762,962)
Less: Net (income) loss attributable to noncontrolling interests	24,567					(23,262)	h	1,305
Net income (loss) attributable to common stockholders	$(10,820,923)							$(458,158)
Net income (loss) attributable to common stockholders, basic and diluted	$(1.54)							$(0.07)
Weighted average number of common shares outstanding, basic and diluted	7,020,821							7,020,821
See accompanying notes.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC.
NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS
Rental Properties
On March 9, 2015, Griffin Capital Essential Asset REIT II, Inc. (the "Registrant") acquired a single-story Class "A" industrial property consisting of approximately 61,200 net rentable square feet located in Concord, North Carolina (the "Owens Corning property"). The purchase price for the Owens Corning property was approximately $5.5 million, plus closing costs. The acquisition was funded with proceeds from the Registrant's public offering. The Owens Corning property is leased in its entirety to Owens Corning Sales, LLC, a wholly-owned subsidiary of Owens Corning, Inc. ("Owens Corning"), pursuant to a triple-net lease obligating Owens Corning to all costs and expenses to operate and maintain the property, including certain capital expenditures.
On April 1, 2015, the Registrant acquired a four-story Class "A" office property consisting of approximately 186,300 net rentable square feet located in Houston, Texas (the "Westgate II property"). The purchase price for the Westgate II property was $57.0 million, plus closing costs. The acquisition was funded with proceeds from the Registrant's public offering and a draw of $30.0 million from the Registrant's revolving credit facility with a syndicate of lenders under which KeyBank, N.A. serves as administrative agent and JPMorgan Chase Bank, N.A. serves as syndication agent (the "Revolving Credit Facility"). The Westgate II property is leased in its entirety to Wood Group Mustang Inc. ("Wood Group Mustang"), one of three business units of parent company John Wood Group Plc., pursuant to a triple-net lease obligating Wood Group Mustang to all costs and expenses to operate and maintain the property, including certain capital expenditures.
On May 11, 2015, the Registrant acquired a data center and office property consisting of approximately 513,400 net rentable square feet located in Phoenix, Arizona (the "American Express Center property"). The American Express Center property consists of two buildings: a three-story approximately 300,000 square foot Class "A" data center and a four-story approximately 213,400 square foot Class "B" office building. The acquisition was funded with proceeds from the Registrant's public offering and a draw of $45.7 million from the Revolving Credit Facility. The American Express Center property is leased in its entirety to American Express Travel Related Services Company, Inc. ("American Express TRS"), pursuant to two absolute triple-net leases obligating American Express TRS to all costs and expenses to operate and maintain the property.
On June 26, 2015, the Registrant acquired a three story Class "A" office property consisting of approximately 203,500 net rentable square feet located in Parsippany, New Jersey (the "Wyndham property"). The purchase price for the Wyndham property was $81.4 million, plus closing costs. The acquisition was funded with proceeds from the Registrant's public offering, a draw of $48.8 million pursuant to the Revolving Credit Facility, and approximately $32.6 million in proceeds from a preferred equity investment made by an affiliate of the Registrant's sponsor into Griffin Capital Essential Asset Operating Partnership II, L.P., the operating partnership (the "Operating Partnership") of the Registrant, in exchange for preferred units of limited partnership interest in the Operating Partnership (the "Preferred Equity Investment"). The Wyndham property is leased in its entirety to Wyndham Worldwide Operations ("Wyndham"), pursuant to a triple-net lease obligating Wyndham to operate and maintain the property, including certain capital expenditures.
The Owens Corning, Westgate II, American Express Center, and Wyndham properties are hereinafter referred to as the “Properties.”
In accordance with Accounting Standards Codification (“ASC”) 805-10, Business Combinations (“ASC 805-10”), the Registrant performs the following procedures when allocating the acquisition value of real estate: (1) estimate the fair value of the real estate as of the transaction date on an “as if vacant basis;” (2) allocate the “as if vacant” value among land, building, and tenant improvements; (3) calculate the value of the intangible assets and liabilities as the difference between the “as if vacant” value and the contributed value; and (4) allocate the intangible value to the above, below and at market leases (taking into consideration below-market extension options for below-market leases), leasing costs associated with in-place leases, tenant relationships and other intangible assets.
The value allocated to building is depreciated and tenant improvements are amortized on a straight-line basis over an estimated useful life. The building is depreciated over a 40 year useful life and tenant improvements are amortized over the shorter of estimated useful life or the remaining contractual, non-cancelable term of the in-place lease. The value of above and below market leases are amortized over the remaining contractual, non-cancelable term of the in-place lease (with consideration as to below market extension options for below market leases) and recorded as either an increase (for below market leases) or a decrease (for above market leases) to rental income. Costs associated with originating these leases are amortized over the remaining contractual, non-cancelable term of the in-place lease.
Adjustments to the Unaudited Pro Forma Consolidated Statements of Operations for the Year Ended December 31, 2014 and Six Months Ended June 30, 2015
The historical amounts for the Properties include historical operating revenues and certain expenses for the period presented. Property level expenses, such as depreciation, interest expense and management fees, for the Properties are presented as pro forma adjustments to the unaudited pro forma consolidated statements of operations for the year ended December 31, 2014 and six months ended June 30, 2015, and are derived from the results of each transaction.
The following are the explanations for operating and property level revenues and certain expenses included in the unaudited pro forma consolidated statements of operations for the year ended December 31, 2014 and six months ended June, 2015:
a. The historical rent revenue represents the contractual rent pursuant to the lease in effect during the time period presented. The pro forma adjustments are presented to adjust contractual rent revenue to a straight-line basis and to amortize the in-place lease valuation, in accordance with ASC 805-10, for the Properties as if they were acquired on January 1, 2014.
The following summarizes the adjustment made to rent revenue for the year ended December 31, 2014:

	Owens Corning	Westgate II	American Express Center	Wyndham	Total
Adjustment to contractual and straight-line rent	$36,655	$540,918	$575,734	$633,011	$1,786,318
Below market, in-place rent	24,606	201,708	3,392,467	58,309	3,677,090
	$61,261	$742,626	$3,968,201	$691,320	$5,463,408
The following summarizes the adjustment made to rent revenue for the six months ended June 30, 2015:

	Owens Corning	Westgate II	American Express Center	Wyndham	Total
Adjustment to contractual and straight-line rent	$4,256	$77,942	$287,867	$262,899	$632,964
Below market, in-place rent	4,525	49,736	1,208,276	28,116	1,290,653
	$8,781	$127,678	$1,496,143	$291,015	$1,923,617
b. Asset management fees are paid monthly to the Registrant's advisor at approximately 0.08%, or 1.00% annually, based on the aggregate book value of the Properties, pursuant to the Registrant's advisory agreement with the advisor.
c. Property management oversight fees are paid monthly to the Registrant's property manager at 1.00% of gross property revenue received pursuant to the Registrant's property management agreement with the property manager.
d. As the acquisition fees and expenses to non-affiliates and affiliates are nonrecurring and directly related to the acquisition of the Properties, these expenses are reflected as an adjustment to the pro forma statement of operations.
e. Depreciation expense is reflected in the pro forma based on an estimated useful life of 40 years for building and building improvements, and the remaining contractual, in-place lease term for intangible lease value.

The following table summarize the adjustment made to depreciation and amortization expense by asset category for the year ended December 31, 2014:

	Owens Corning	Westgate II	American Express Center	Wyndham	Total
Building and building improvements	$115,147	$1,089,918	$1,843,750	$1,524,468	$4,573,283
Tenant absorption and leasing costs	57,103	1,265,648	4,850,547	1,096,043	7,269,341
	$172,250	$2,355,566	$6,694,297	$2,620,511	$11,842,624
The following table summarize the adjustment made to depreciation and amortization expense by asset category for the six months ended June 30, 2015:

	Owens Corning	Westgate II	American Express Center	Wyndham	Total
Building and building improvements	$21,161	$268,747	$656,678	$735,086	$1,681,672
Tenant absorption and leasing costs	10,500	312,078	1,727,592	528,503	2,578,673
	$31,661	$580,825	$2,384,270	$1,263,589	$4,260,345
f. Represents interest expense, not reflected in the historical statement of operations of the Registrant, incurred on the draws from the Revolving Credit Facility for the properties acquired. Each borrowing bears an interest variable rate of 1.84% (1.65% fixed plus LIBOR) based on the LIBOR rate in effect at June 30, 2015.
The following table summarizes the adjustment made to interest expense for the year ended December 31, 2014:

	Westgate II	American Express Center	Wyndham	Total
Revolving Credit Facility	$552,000	$840,880	$897,920	$2,290,800
The following table summarizes the adjustment made to interest expense for the six months ended June 30, 2015:

	Westgate II	American Express Center	Wyndham	Total
Revolving Credit Facility	$138,000	$303,651	$436,489	$878,140
g. Represents distributions to redeemable preferred unit holders, not reflected in the historical statement of operations of the Registrant, incurred on the $32.6 million Preferred Equity Investment issued in conjunction with the Wyndham property acquisition. Distributions to redeemable preferred unit holders are earned at an annual variable distribution rate of 4.69% (4.50% fixed plus LIBOR) based on the LIBOR rate in effect at June 30, 2015.
h. The following table summarizes the weighted average shares outstanding at the end of each period and the allocable percentage of noncontrolling interest:

	For the Year Ended December 31, 2014	For the Six Months Ended June 30, 2015
Weighted average shares outstanding - historical basis	150,623	7,020,821
Equity raised in excess of cash on hand to fund the American Express Center property as if outstanding at January 1, 2014	3,546,353	-
Total weighted average shares - pro forma	3,696,976	7,020,821
Operating partnership units issued in the initial capitalization of the operating partnership (A)	20,000	20,000
Total weighted average share and units outstanding - pro forma (B)	3,716,976	7,040,821
Percentage of operating partnership units (noncontrolling interests) to total outstanding shares (A/B)	0.54%	0.28%
Net income (loss)	$1,049,219	$(459,463)
Net income (loss) attributable to noncontrolling interest based on the percentage of operating partnership units outstanding to total outstanding shares	$5,646	$(1,305)

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC.

Date: September 11, 2015	By:	/s/ Joseph E. Miller
Joseph E. Miller Chief Financial Officer and Treasurer